EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT


   THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into by and between HemaCare Corporation (the "Company"), located at 4954 Van Nuys Boulevard, Sherman Oaks, CA 91403, and William D. Nicely (the "Employee") as of May 27, 1998.

I.   Employment

     The Company employs the Employee and the Employee accepts employment (hereinafter, the "Employment") upon the terms and conditions of this Agreement.

II.   Duties

     Employee shall perform the duties of Chief Executive Officer and such other duties of a responsible nature consistent with his position as may be prescribed from time to time by the Board of Directors. Employee is to devote all of his working time and efforts to the business and affairs of the Company. During the Employment, Executive shall report to the Board of Directors of the Company.

III. Term

     The term of this Agreement shall begin on June 1, 1998 (the "Effective Date") and, subject to termination as provided herein, shall expire on May 31, 2000 (the "Initial Termination Date"). The period commencing on June 1, 1998 and expiring on the Initial Termination Date shall be referred to hereinafter as the "Initial Term" and, together with any extension thereof, the "Term". Notwithstanding the foregoing, this Agreement and the employment of the Employee shall be automatically extended after the Initial Term for an indefinite period. This Agreement may be terminated by either party, without cause, upon prior written notice to the other party. The effective date of such termination is referred to hereinafter as the "Termination Date."

IV.  Compensation

     A. Base Salary

     The Company shall pay the Employee for all services rendered a salary of $200,000 per year which may be adjusted by the Board of Directors of the Company as
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

recommended by the Board Compensation Committee, payable in semi-monthly installments or in such other manner as the Company shall pay its executives.

     B. Incentive Compensation

     Annually the Company shall pay to the Employee an Incentive Bonus up to a maximum amount of 40% of Employee's Base Salary pursuant to the Incentive Bonus Plan Description as set forth in Exhibit "A" hereto. For the period beginning on the Effective Date through December 31, 1998, the Incentive Bonus shall be pro-rated in the manner described on Exhibit "A" hereto.

     C. Stock Options

     Upon commencement of the Employment, the Board of Directors will grant the Employee the option to purchase 200,000 shares of HemaCare Corporation common capital stock under the terms and conditions of the HemaCare Corporation Incentive Stock Option Plan of 1996 and the Stock Option Grant Schedule as set forth in Exhibit "B" herein and pursuant to the form of Non-Qualified Stock Option Agreement attached hereto as Exhibit "C." Stock options, in addition to those granted in Exhibit "B" herein, may be granted at the discretion of the Board of Directors.

     D. Fringe Benefits

     Employee shall be eligible for all fringe benefits as stated in the HemaCare Corporation Personnel Manual, plus the following additions/modifica-tions and those which are from time to time provided to other employees of the Company holding senior executive positions.

          1. Vacation: 4 Weeks

          2. Health/Dental Insurance commencing on the first day of the month following the date of employment.

          3. Long term disability insurance equal to 60% of Base Salary, pursuant to the terms of an insurance policy purchased by the Company, benefits under such policy will be payable to the Employee notwithstanding the Company's ability to terminate this Agreement for cause as stated in Section VIII, B.

          4. Term Life Insurance: Benefits equal to two times the Employee's annual Base Salary.

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

          5. Participation in the Company's employee retirement programs in-cluding the Company's (401K) Plan.

          6. Car allowance of $600.00 per month.

V.   Extent of Services

     During the Term, Employee shall not, without the prior written consent of the Company, be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage. This shall not be construed as preventing Employee from investing his assets in such form or manner as will not require the performance of services of Employee in the operation of the affairs of the enterprises or companies in which said investments are made.

VI.   Non-Disclosure; Nonsolicitation; Nondisparagement

      A. Employee shall not during the Term or at any time thereafter (i) disclose to any person not employed by the Company or any person, firm or corporation engaged to render services to Company except during the Term for the benefit of Company, or (ii) use for the benefit of himself, or others, any Confidential Information (as defined below) obtained by Employee prior to the Effective Date, during the Term or any time thereafter, including, without limitation, "know-how", trade secrets, details of the Company's contracts with third parties, pricing policies, financial data, operational methods, marketing and sales information or strategies, product development techniques or plans or any strategies relating thereto, technical processes, designs and design projects, and other proprietary information of Company ("Confidential Information"); provided, however, that this provision shall not preclude Employee from (x) upon advice of counsel and after reasonable notice to Company, making any disclosure required by any applicable law or (y) using or disclosing information known generally to the public (other than information known generally to the public as a result of any violation of this paragraph VI by or on behalf of Employee).

     B. As requested by the Company from time to time and upon the termination of the Employment for any reason, Employee will promptly deliver to the Company all copies and embodiments, in whatever form, of all Confidential Information in Employee's possession or within Employee's control (including, but not limited to, written records, notes, photographs, manuals, notebooks, documentation, program listings, flow charts, magnetic media, disks, diskettes, tapes and all other materials containing any such Confidential Information) regardless of the location or form of such material and, if requested by the Company, will provide the Company with written confirmation that all such materials have been delivered to the Company.

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

     C. The Employee shall not, either directly or indirectly, call on, solicit or take away or assist to be called on, solicited or taken away, any of the customers, other employees or independent contractors of the Company on whom the Employee called or with whom the Employee became acquainted during the Employee's employment with or hiring by the Company, either for the Employee's own benefit, or for the benefit of any other person, firm or corporation. The Employee shall not disclose the name of any employee, customer, sales representative or other employee of the Company to any third party, unless the disclosure occurs during the Employee's employment with the Company and is reasonably required by the Employee's position with the Company. The Employee shall not now or in the future disrupt, damage, impair or interfere with the business of the Company in any manner, including, without limitation, inducing an employee to leave the employ of the Company or inducing an employee, a consultant, a sales representative or an independent contractor to sever that person's relationship with the Company either by interfering with or raiding the Company's employees or sales representatives, disrupting its relationships with customers, agents, independent contractors, representatives or vendors, or otherwise.

     In the event of a breach or threatened breach by Employee of the provisions of this paragraph, the Company will be entitled to injunctive or other equitable relief restraining Employee from any breach or threatened breach of this paragraph VI. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from Employee.

VII. Expenses

     The Employee may incur reasonable expenses, in accordance with Company policies for such expenses, for promoting the Company's business, including expenses for entertainment, travel and similar items. The Company will reimburse the Employee for all such expenses upon the Employee's presentation of an itemized account of such expenditures and supporting documentation, in accordance with Company policy.

VIII.Termination by the Company for Cause

     This Agreement may be terminated by the Company under any of the following circumstances:

     A. Upon the death of Employee; or

     B. Upon the inability of Employee to perform all of his duties hereunder by reason of illness, physical, mental or emotional disability or other incapacity, which
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

inability shall continue for more than three (3) successive months or six (6) months in the aggregate during any period of twelve (12) consecutive months, or

     C.   For cause, defined as:

          (i) the willful failure of Employee (other than for the reasons described in subparagraph VIII(B) above) to substantially perform his duties hereunder. No act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company;

          (ii) conviction of a crime involving a felony, fraud embezzlement or the like,

          (iii) the engaging by Employee in conduct, or the taking by Employee of any action, which is materially injurious to the Company,

          (iv)  habitual insobriety or habitual abuse of a controlled substance,

          (v)   misappropriation of the Company's funds, or

          (vi) the failure of Employee to comply with the provisions of Paragraphs V or VI above.

     Termination pursuant to this subsection may only occur after written notice from the Company to the Employee specifying the grounds for termination and the Employee fails within ten (10) days after receipt of such notice to cure such failure.

IX.  Termination by Employee for Cause

     This Agreement may be terminated by Employee under any of the following circumstances:

     A. The failure of the Company to observe or comply with any of the material terms or provisions of this Employment Agreement after written notice from Employee to Company specify to grounds for termination and the Company fails within ten (10) days after receipt of such notice to cure such failure;

     B. Any material reduction in Employee?s Base Salary Amount, or a material reduction in Employee?s fringe benefits or any other material failure by the Company to comply with Sections II and IV hereof;

     C. The Company sells substantially all of its assets to a single purchaser or to a group of associated purchasers;

     D. At least two-thirds of the outstanding corporate shares of the Company are sold, exchanged, or otherwise disposed of, in one transaction or a series of related transactions;

     E. The Company dissolves or liquidates its business.

     Termination pursuant to this subsection may only occur after written notice from the Employee to the Company specifying the grounds for termination and the Company fails within ten (10) days after receipt of such notice to cure such failure.

X.   Severance

     In the event this Agreement is terminated by the Company, without cause, or in the event this Agreement is terminated by the Employee for any of those causes listed in paragraph IX, (i) in the event such termination occurs prior to the Initial Termination Date, the Company shall continue to pay the Employee his then current Base Salary and provide the benefits set forth in paragraph IV(D)(2), (3) and (4) above during the period expiring on the Initial Termination Date, and (ii) in the event such termination occurs after the Initial Termination Date, the Company shall continue to pay the Employee his then current Base Salary until such time that the Employee commences new full time employment acceptable to the Employee. However, in the case of clause (ii) of the immediately preceding sentence, such payments shall not continue for a period greater than 12 months from the date of termination.
In the event of any termination prior to year-end, the Employee shall not be entitled to (i) payment of Incentive Bonus payable for such year, or (ii) stock options which have not vested as of the Termination Date.

XI.  Waiver of Breach

     The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

XII.  Arbitration

      Any dispute arising out of or relating to this Agreement or the transact-ions contemplated hereby shall be finally resolved and determined by mandatory, binding arbitration before a single arbitrator in Los Angeles, California, in accordance with the then-prevailing commercial arbitration rules of the American Arbitration Association; PROVIDED, HOWEVER, that no claim for specific performance or injunctive relief shall be required to be submitted to arbitration; PROVIDED, FURTHER, that the arbitrator shall apply the

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

internal laws of the State of California. Each of the parties hereto submits to the jurisdiction of the arbitrator appointed in accordance with such rules and (without limiting the effect of the foregoing arbitration clause) to the jurisdiction of any state or federal court sitting in Los Angeles County, California, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Nothing in this paragraph XII, however, shall affect the right of any party to bring any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court or to serve legal process in any other manner permitted by law or at equity, for the purposes of compelling arbitration, enforcing any award in arbitration, or seeking specific performance or injunctive relief. Any party hereto may make service on any other party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in paragraph XVI hereof. Each party hereto agrees that a final award in any such arbitration or final judgment in any such action or proceeding so brought shall be conclusive and may be enforced by entry of such award in any court of competent jurisdiction, suit on the award or judgment, or in any other manner provided by law or at equity. In the event of legal action or arbitration to construe or enforce this Agreement, the prevailing party (as determined by the court or arbitrator, as applicable) shall be entitled to recover its reasonable attorneys' fees and costs.

XIII. Assignment

      The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company, but the rights and obligations of Employee are personal and may not be assigned or delegated without the Company's prior written consent.

XIV.  Entire Agreement

      This Agreement and the Exhibits attached herein, contains the entire Agreement of the parties and may not be changed orally, but only by an agreement in writing executed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

XV.   Law Applicable

      This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of California. In the event any provision of this Agreement shall be held invalid by a court with
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

jurisdiction over the parties to this Agreement, such provision shall be deleted from the Agreement, which shall then be construed to give effect to the remaining provisions thereof.

XVI.  Notices

      Any notice to the Company required or permitted under this Agreement shall be given in writing to Company, either by personal service or by registered or certified mail, postage prepaid, addressed to the Chairman of the Company at its then principal place of business. Any such notice to Employee shall be given in a like manner and, if mailed, shall be addressed to Employee at his home address then shown in the Company's files. For the purpose of determining compliance with any time limit in this Agreement, a notice shall be deemed to have been duly given (a) on the date of service, if served personally on the party to whom notice is to be given, or (b) on the second business day after mailing, if mailed to the party to whom the notice is to be given in the manner provided in this paragraph.

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

      IN WITNESS WHEREOF, the parties intending to be legally bound, have executed this Agreement the day and year first above stated.


HEMACARE CORPORATION                     EMPLOYEE


/s/  Alan C. Darlington                  By: /s/ William D. Nicely
-------------------------------             --------------------------
Alan C. Darlington, Chairman of
the Board of Directors

5/27/98                                     5/27/98
--------------------------------           ---------------------------
Date                                       Date

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


                                 Exhibit "A"


                         Percentage of
 Maximum % of Base      Budgeted Pretax             Other Personal and
Compensation Payable    Income Achieved             Non-Financial Corporate
as Bonus to Employee      in Period*                Objectives Achieved**
---------------------  -----------------  -------   -----------------------

0%                      < 100%            And       Did not meet Objectives
10%                     < 100%            And       Met Objectives
15%                     100%+             And       Did Not meet Objectives
25%                     100%+             And       Met or Exceeded Objectives
40%                     125%+             And       Exceeded Objectives


* The annual budget will be prepared under the CEO's direction and approved by the Board of Directors prior to the commencement of each fiscal year; provided that as soon as practicable following the Effective Date, the CEO shall prepare a budget (subject to Board of Directors approval) for the period commencing on the Effective Date through and including December 31, 1998 (the "Initial Period"). Any Incentive Bonus for the Initial Period which shall be earned on the basis set forth in the table above shall be pro-rated by multiplying the amount of the Incentive Bonus as so determined by a fraction, the numerator of which is the number of days in the Initial Period and the denominator of which is 365.

** Personal and Corporate Non-Financial objectives will be mutually agreed by the Employee and the Board of Directors in writing.

                              Exhibit "B"

             Price and Vesting Dates for Initial Option Grant

Vesting Date        Option                        Option
 for Stock         Exercise      Number of      Expiration
  Options            Price        Shares           Date
--------------    ----------     ---------      -----------

5/31/1999         $0.625         40,000         5/31/2008

5/31/2000         $0.625         40,000         5/31/2008

5/31/2001         $0.625         40,000         5/31/2008

5/31/2002         $0.625         40,000         5/31/2008

5/31/2003         $0.625         40,000         5/31/2008


                              EXHIBIT C

                           HEMACARE CORPORATION
                    NON-QUALIFIED STOCK OPTION AGREEMENT
                         [1996 STOCK INCENTIVE PLAN]
               (Non-Qualified Stock Option Agreement Form 96-2)




------------------------------      Date Option Granted:___________
  Name of Optionee

------------------------------      No. of Shares:      -----------
    Residence Address

------------------------------      Option Number:      ------------
   City, State, Zip


     THIS AGREEMENT is made as of the date set forth above, between HEMACARE CORPORATION, a California corporation (hereinafter called the "Company"), and the optionee named above (hereinafter called the "Optionee").

                            RECITAL

     The Board of Directors of the Company (the "Board"), or the Compensation Committee of the Board or such other committee of directors as the Board of Directors of the Company shall designate in accordance with the HemaCare Corporation 1996 Stock Incentive Plan (the "Plan"), has determined that it is to the advantage and interest of the Company and its shareholders to grant the option provided for herein to the Optionee as an inducement to remain in the service of the Company (or any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest (a "Related Company")) and as an incentive for increased effort during such service. Such committee as shall be designated to administer the Plan (or, if none, the Board) is referred to herein as the Committee. In consideration of the mutual covenants herein contained, the parties agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase on the terms and conditions set forth herein and in the Plan all or any part of an aggregate of _____ shares (the "Shares") of the Common Stock of the Company (whether authorized and unissued or treasury shares) at the purchase price of $_____ per Share [the price to be not less than 100% of Fair Market Value Per Share] as the Optionee may, from time to time, elect. The Option shall vest and become exercisable on a cumulative basis as follows:

(i)     On or after ________________, __________ shares;
(ii)    On or after ________________, __________ shares;
(iii)   On or after ________________, __________ shares;
(iv)    On or after ________________, __________ shares; and
(v)     On or after ________________, __________ shares.

[The vesting period of stock options awarded to participants other than directors, officers, consultants or independent contracts shall be at a rate of at least 20% per year over five years from the date of grant.]

     Nothing contained herein shall be construed to limit or restrict the right of the Company or any Related Company to terminate the Optionee's employment or other Relationship at any time, with or without cause, or to increase or decrease the Optionee's compensation from the rate in existence at the time the Option is granted. As used herein, the term "Relationship" shall mean that the Optionee is or has agreed to become an officer, director, employee, consultant, adviser, independent contractor or agent of the Company or any Related Company.

     The Option is not intended to meet the requirements of an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Term of Option. The right to exercise the Option granted hereunder, to the extent unexercised, shall remain in effect until [specify the period, not to exceed 120 months after the date of grant] unless sooner terminated in accordance with Section 5 hereof (the "Term").

     3.   Method of Exercise.

          (a) To the extent that the Option has become exercisable hereunder, the Option may be exercised in whole or in part at any time during the Term by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment of the purchase price therefor. Payment of the purchase price for such Shares shall be made (i) in cash,
(ii) by certified or cashier's check payable to the order of the Company, (iii) other cash equivalents acceptable to the Committee in its sole discretion, (iv) by delivery of shares of the Common Stock of the Company already owned by the Optionee or subject to vested stock options under the Plan, subject to such delivery being permissible under the General Corporation Law of the State of California, including without limitation Chapter 5 thereof, or
(v) any combination of the foregoing. If requested by the Committee, prior to the delivery of any Shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation that the Shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person, at the principal office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being purchased.

          (b) If payment is made with shares of Common Stock of the Company already owned by the Optionee, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company with the notice of exercise certificates representing the number of shares of Common Stock in payment for the Shares, duly endorsed for transfer to the Company. In addition, prior to the acceptance of such certificates in payment for the Shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Company with a written representation and warranty that he or she has good and marketable title to the shares represented by the certificate(s), free and clear of liens and encumbrances. The value of the shares of Common Stock so tendered in payment for the Shares being purchased shall be their Fair Market Value Per Share (as defined below) on the date of the Optionee's notice of exercise. Any Shares purchased upon exercise of the Option which are paid for using Restricted Stock (as defined in the Plan) shall be restricted in accordance with the original terms of the award of such Restricted Stock.

          (c) If payment is to be made in shares of Common Stock subject to vested stock options under the Plan, the per share value attributable to the shares underlying the stock option(s) to be surrendered or canceled shall be the Fair Market Value Per Share of such shares less the exercise price per share of such option(s). The Company and the Optionee or other person entitled to exercise the Option shall execute and deliver such instruments or modifications of stock options as shall be necessary to give effect to such an exercise of the Option.

          (d) If for any reason a purported exercise of the Option providing for payment to be made in whole or in part through the delivery of shares of Common Stock already owned or underlying vested stock options is not permitted, such purported exercise shall not be effective unless, following notice thereof from the Company, the Optionee or other person entitled to exercise the Option promptly pays the exercise price in an acceptable form.

          (e) If the Optionee or other person entitled to exercise the Option desires to exercise the Option with funds borrowed from a broker-dealer in a margin transaction under Regulation T of the Board of Governors of the Federal Reserve System, the Optionee's notice of exercise may be delivered to the Company by such broker-dealer and the Company may deliver the certificate(s) for the Shares being purchased to such broker-dealer on behalf of the Optionee or other person entitled to exercise the Option.

          (f) For purposes hereof, the "Fair Market Value Per Share" of the Company's Common Stock shall mean, if the Common Stock is publicly traded, the closing per share bona fide bid price of the Common Stock on such date. In any situation not covered by the preceding sentence, the Fair Market Value Per Share shall be determined by the Committee in accordance with one of the valuation methods described in Section 20.2031-2 of the Federal Estate Tax Regulations (or any successor provision thereto), which determination shall be final, binding and conclusive.

          (g) Notwithstanding the foregoing, the Company shall have the right to postpone the time of exercise of the Option or the delivery of the Shares for such period as may be required for the Company (i) to comply with any applicable listing, registration or qualification requirements of any national securities exchange or over-the-counter market or under any federal or state law or
(ii) to obtain the consent or approval of any government regulatory body. In addition, in connection with any exercise of the Option, the Committee may require the Optionee to agree not to dispose of any of the Shares acquired upon exercise thereof except upon the satisfaction of specified conditions which the Committee, in its sole discretion, then deems necessary or desirable in connection with any then existing and effective requirement or interpretation of any applicable federal or state securities law, rule or regulation.

          (h) The Option may be exercised for less than the total number of Shares for which the Option is then exercisable, provided that a partial exercise may not be for less than 100

Shares, except
in the final year of the Term, and shall not, in any event, include any fractional Shares.

     4. Tax Withholding. The Optionee shall, no later than the date as of which any value attributed to the Option first becomes includible in the Optionee's gross income for applicable tax purposes, pay to the Company, or make arrangements (which may include delivery of shares of Common Stock already owned by the Optionee or subject to awards under the Plan subject to and in accordance with the provisions of Section 3(b) or Section 3(c), as applicable) regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect thereto. The obligations of the Company hereunder shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

     5.   Termination of Option.

          (a) If the Optionee ceases to have a Relationship for any reason other than his death or Permanent Disability (as defined in Section 5(d)), the Option shall terminate 90 days from the date on which such Relationship terminates. During such 90-day period, the Optionee may exercise the Option but only to the extent the Option was exercisable on the date of termination of his Relationship and provided that the Option has not expired in accordance with Section 2 or otherwise terminated as provided herein. Notwithstanding the foregoing, if the Relationship is terminated for cause (as defined in Section 5(d)), the Option shall terminate upon the termination of the Relationship.

          (b) For purposes hereof, termination of Optionee's Relationship for reasons other than for cause, death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee's retirement from employment under the normal retirement policies of the Company or any subsidiary of the Company; (ii) the date of the Optionee's retirement from employment with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his employment or other Relationship is terminated; (iv) the date the Optionee ceases to render the services for which the Optionee was employed, engaged or retained by the Company or any Related Company (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Committee excepted); or (v) in the case of a director of the Company, the date on which such person ceases to be a director of the Company unless such person has an other Relationship at such time. The fact that the Optionee may receive payment from the Company or any Related Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

          (c) If the Optionee shall die at a time when the Optionee is in a Relationship or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, the Option shall terminate six months from the date of the Optionee's death or termination of Relationship due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of the Optionee's death or the Optionee's termination of Relationship due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the

Optionee's rights
under the Option shall pass by will or by the laws of descent and distribution.

          (d) As used herein, the term "Permanent Disability" shall mean termination of a Relationship with the Company or any Related Company with the consent of the Company or such Related Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. As used herein, the term "for cause" shall mean that the Relationship is terminated by the Company due to (i) the commission by the Optionee of a substantial violation, through intentional conduct or through a pattern of behavior not corrected within a reasonable period of time after written notice to the Optionee by the Company of such behavior (in either case, whether by action or omission), of the Optionee's duties on behalf of the Company or a Related Company or the workplace policies or rules of the Company or a Related Company which conduct or behavior actually results in substantial harm to the Company or a Related Company or could reasonably be expected to put personnel of the Company or a Related Company in serious jeopardy of imminent harm to their safety, health or well-being or to cause substantial harm to the business of the Company or a Related Company or (ii) the commission by the Optionee of any act or acts constituting dishonesty, a felony or fraud. For purposes of the Option, whether a Relationship is or has been terminated "for cause" shall be finally determined by the president of the Company, or if the Optionee is a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, by the Committee.

     6. Adjustments. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the aggregate number of Shares then subject to this Agreement and the purchase price to be paid by the Optionee hereunder; provided, however, that no such adjustment shall increase the aggregate value of the Option.

     7. Change of Control. This Agreement and the Option hereunder are subject to the change of control provisions set forth in the Plan.

     8. Provisions Regarding Transferability. The Optionee may transfer the Option solely for estate planning purposes to the Optionee's children, grandchildren or spouse ("Immediate Family"), to one or more trusts for the benefit of the Optionee's Immediate Family members, or to one or more partnerships in which such Immediate Family members are the only partners only upon the express written consent of the Committee, and provided the Optionee does not receive any consideration in any form whatsoever for such transfer. Upon any such transfer of the Option, the Option shall continue to be subject to the terms and conditions as were applicable to the Option immediately prior to the transfer thereof. Except as expressly provided in the first sentence of this
Section 8, the Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee.

     9. No Shareholder Rights. The Optionee or other person entitled to exercise the Option shall have no rights to dividends or other rights of a shareholder with respect to any Shares subject hereto until the Optionee or such person has given written notice of exercise of the Option with respect to such Shares and has paid the purchase price for such Shares, and no adjustment (except such adjustments as may be effected pursuant to the provisions of
Section 6 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date by which the Optionee or such person has both given such written notice and paid such purchase price.

     10. Investment Representation. The Optionee hereby represents that the Option and any Shares purchased hereunder are being acquired for the Optionee's own account and not with a view to or for sale in connection with any distribution thereof except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     11. Conditions to Issuance of Shares. THE COMPANY'S OBLIGATION TO ISSUE OR DELIVER SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE COMPANY OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENT REGULATORY BODY OR THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY THE OPTIONEE (OR ANY PERSON ENTITLED TO EXERCISE THE OPTION) IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND AGREEMENTS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, (A) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION AND (B) AGREES TO HAVE PLACED UPON THE FACE AND/OR REVERSE OF ANY CERTIFICATES FOR SUCH SHARES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND AGREEMENTS WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO AND STATING THAT, PRIOR TO MAKING ANY SALE OR OTHER DISPOSITION OF ANY SUCH SHARES, THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, WILL GIVE THE COMPANY NOTICE OF INTENTION TO SELL OR DISPOSE OF THE SHARES NOT LESS THAN FIVE DAYS PRIOR TO SUCH SALE OR DISPOSITION.

     12. Method of Acceptance. This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy to the Company, thereby acknowledging that he has read and agreed to all the terms and conditions of this Agreement and the Plan.

     13. Plan Terms. The Option shall be subject to and governed by the terms and provisions of the Plan, which by this reference are incorporated herein. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall govern. All determinations and interpretations thereof made by the Committee shall be conclusive and binding on all parties hereto and upon their successors and assigns.

     Executed as of the ______ day of ______, 1998.


                              HEMACARE CORPORATION

                              By: _____________________________

ACCEPTED:

________________________                        _______________
Signature of Optionee                            Date